UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2023

McLaren Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41004	86-2419708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Drive, Suite 1700

Irvine, CA 92612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 989-4638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MLAIU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	MLAI	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	MLAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2023, McLaren Technology Acquisition Corp. (the “Company”) issued a promissory note (the “Note”) in the principal amount of $664,125 (the “Loan Amount”) to the Company’s sponsor, McLaren Technology Acquisition Sponsor LLC (the “Sponsor”) in connection with the Extension (as defined below). The Note bears no interest and is due and payable upon the consummation of the Company’s initial business combination. The Company agreed to use the Loan Amount solely for purposes of making a payment into the trust account set up pursuant to the Investment Management Trust Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, for the benefit of the purchasers of Company securities in the Company’s initial public offering.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01. Other Events.

On February 2, 2023, the Company issued a press release announcing that its Sponsor has requested that the Company extend the date by which the Company has to consummate a business combination from February 5, 2023 to March 5, 2023 (the “Extension”). The Extension is the first of six one-month extensions permitted under the Company’s governing documents. In connection with the Extension, the Sponsor loaned the Company the Loan Amount (representing $0.033 per public share), which was deposited into the Company’s trust account on January 31, 2023. The Extension provides the Company with additional time to complete its initial business combination.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
10.1	Promissory Note, dated January 31, 2023
99.1	Press Release, dated February 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2023

McLaren Technology Acquisition Corp.

By:	/s/ Rajeev Nair
	Name:	Rajeev Nair
	Title:	Chief Financial Officer

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